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                                                                   EXHIBIT 10.20

                    AGREEMENT REGARDING ADDITIONAL ADVANCES

     THIS AGREEMENT REGARDING ADDITIONAL ADVANCES (this "Agreement") is made and effective as of October 31, 2001, by and between SPATIALMETRIX CORPORATION, a Delaware corporation (the "Borrower") and FARO TECHNOLOGIES, INC., a Florida corporation (the "Lender")

                                R E C I T A L S

     WHEREAS, pursuant to the terms and conditions of a certain Loan Agreement (the "Credit Agreement") dated January 28, 1998 and related agreements, instruments and documents, all as amended from time to time (collectively, the "Credit Documents"), PNC Bank, National Association (the "Senior Lender") has made loans, advances and extensions of credit ("Line of Credit") to Borrower; and

     WHEREAS, on April 13, 2001, the Borrower and the Lender entered into that certain Agreement (the "Initial Agreement") pursuant to which the Lender entered into a Participation Agreement with the Senior Lender for the provision of additional credit under the Line of Credit in the amount of $1,500,000, increasing the maximum principal amount available to $3,800,000; and

     WHEREAS, contemporaneously with execution of the Initial Agreement, the Borrower and the Lender entered into letters of intent proposing (a) an additional extension of credit (the "On-Going Loan Letter of Intent") and (b) the acquisition by the Lender of all of the stock of the Borrower (the "Acquisition Letter of Intent"); and

     WHEREAS, on September 14, 2001, the Lender and the Borrower entered into that certain Agreement and Plan of Merger (the "Merger Agreement") providing, at the Lender's election, for the acquisition of the Borrower by the Lender and its affiliates; and

     WHEREAS, contemporaneously herewith, the Lender is entering into an Amended Participation Agreement (the "Amended Participation Agreement") with the Senior Lender pursuant to which the Lender is making available to the Borrower additional credit in the maximum amount of $1,500,000 through an additional participation with the Senior Lender; and

     WHEREAS, the Borrower and the Lender desire in this Agreement to set forth the terms and conditions under which the Lender shall make additional credit available to the Borrower through its participation with the Senior Lender; and

     WHEREAS, the Borrower has determined that its entry into this Agreement is in the best interests of the Borrower, and that the additional financing made available to the Borrower by the Lender's entry into the Participation Agreement is fair and adequate consideration for this Agreement.
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     NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) and intending to be legally bound hereby, the Borrower and Lender hereby agree as follows:

                 ARTICLE 1  :  REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents and warrants to Lender as set forth in this
Article 1.

     1.1. Confirmation. Except as set forth on Schedule 1.1 attached hereto, the representations and warranties made in the Initial Agreement, the Merger Agreement and the Credit Agreement are true and correct as of the date hereof.

     1.2. No Defaults. Except as set forth on Schedule 1.2 attached hereto, no Event of Default under the Initial Agreement, the Merger Agreement or the Credit Agreement and no event which with the passage of time or the giving of notice or both could become an Event of Default under the Initial Agreement, the Merger Agreement or the Credit Agreement exists on the date hereof.

     1.3. Authority. The execution and delivery of this Agreement and the other documents and instruments to be executed and delivered by Borrower pursuant hereto and the consummation of the transactions contemplated hereby and thereby have been duly authorized. Except for any necessary third party consents, which consents have been obtained, no other or further corporate act or proceeding on the part of Borrower is necessary to authorize this Agreement or the other documents and instruments to be executed and delivered by Borrower pursuant hereto or the consummation of the transactions contemplated hereby and thereby. This Agreement constitutes, and when executed and delivered, the other documents and instruments to be executed and delivered by Borrower pursuant hereto will constitute, valid binding agreements of Borrower, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and (b) general principles of equity that restrict the availability of equitable remedies.

     1.4. No Violation. Neither the execution and delivery of this Agreement or the other documents and instruments to be executed and delivered by Borrower pursuant hereto, nor the consummation by Borrower of the transactions contemplated hereby and thereby (a) to the knowledge of Borrower will violate any applicable law, statute, regulation or order of any Official Body, (b) require any authorization, consent, approval, exemption or other action by or notice to any Official Body, or (c) subject to obtaining the consents referred to in Schedule 1.4, will violate or conflict with, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or will result in the termination of, or accelerate the performance required by, or result in the creation of any lien upon any of the assets of Borrower under, any term or provision of the Certificate of Incorporation or Bylaws of Borrower or of any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Borrower is a party or by which Borrower or any of its assets or properties may be bound or affected.

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     1.5. No Defenses, Counterclaims or Offsets. Borrower agrees that it has no defenses or set-offs against the Lender, its officers, directors, employees, agents or attorneys with respect to the Initial Agreement and the Merger Agreement, all of which are in full force and effect and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms. Borrower hereby ratifies and confirms its obligations under the Initial Agreement and the Merger Agreement and agrees that the execution and the delivery of this Agreement does not in any way diminish or invalidate any of its obligations thereunder.

                        ARTICLE 2:  CREDIT AVAILABILITY

     2.1.  Additional Advances.

     (a) Lender agrees to make available to the Senior Lender under a participation agreement with the Senior Lender, additional credit (the "Additional Advances") in a maximum principal amount equal to One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00). The Lender agrees that the first advance of $750,000 (the "First Advance") shall be made available promptly after execution of this Agreement, the Amended Participation Agreement and amendments to the Credit Documents. Additional Advances shall be made upon the attainment of product development benchmarks (the "Funding Hurdles") described in Schedule 2.1 satisfactory to the Lender. Additional Advances shall be made following written request by the Borrower accompanied by substantiation as to the attainment of the applicable Funding Hurdles, and shall be in increments of not less than $100,000.

     (b) Immediately upon receipt of the First Advance of $750,000.00, the Borrower shall repurchase from the Lender the laser tracker previously sold by the Borrower to the Lender for the sum of $250,000.00 in immediately payable funds.

     (c)  No Additional Advances shall be made after December 28, 2001.


     2.2. Use of Proceeds. The Borrower shall not use the Additional Advances for any of the following purposes without the prior written consent of the
Lender:

          (a) Direct or indirect payments to any of the Borrower's stockholders, directors or executive officers (other than regular compensation to salaried employees for services actually rendered at salary rates prevailing prior to the date of this Agreement); or

          (b) Payments to First Union Capital Partners or the Senior Lender; or

          (c) Distributions to stockholders of the Borrower, whether as dividends or in redemption of stock of the Borrower.

                        ARTICLE 3: CONDITIONS PRECEDENT

     3.1. Conditions Precedent to Lender's Entry into Participation Agreement. Each of the following are conditions precedent to the entry into the Participation Agreement by the Lender:

                                       3
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          (a) Credit Agreement. The Borrower shall enter into such amendments to the Credit Agreement and to the loan documents ancillary thereto as the are required by the Senior Lender and approved by the Borrower.

          (b) No Breach or Default. The Borrower shall not have breached or defaulted under any provision of the Merger Agreement or the Credit Documents.

          (c) Representations and Warranties. The representations and warranties contained in this Agreement and the Merger Agreement shall be true, correct and complete.

          (d) Incumbency Certificate. Lender shall have received a certificate executed by the Secretary of the Borrower setting forth the names of the directors and officers of the Borrower, the names of the officers duly authorized by the Borrower to execute this Agreement and the Credit Documents, and including a specimen of signatures of officers authorized by the Borrower to execute and deliver this Agreement and the Credit Documents, and a certified copy of the resolutions of the Borrower authorizing the transactions herein contemplated. In addition, the secretary or other appropriate officer of the Borrower shall certify that there have been no amendments to the Certificate of Incorporation of the Borrower since the date of its certification by the Secretary of State, State of Delaware, or attach a certificate setting forth all such amendments.

          (e) Compliance with Laws and Other Agreements. Lender shall have determined or received assurances reasonably satisfactory to it that none of this Agreement, the Credit Documents or any of the transactions contemplated thereby violate any applicable law, court order or agreement binding upon Borrower.

     3.2. Conditions Precedent to Additional Advances. Each of the following are conditions precedent to the making of Additional Advances by the Lender:

          (a) No Default. There shall not have occurred any default or Event of Default under the Credit Documents, the Merger Agreement, the Initial Agreement or this Agreement.

          (b) Satisfaction of Lender. The Borrower shall have provided to the Lender such substantiation as the Lender may request in order to demonstrate attainment of the Funding Hurdle.

          (c) Representations and Warranties True. The representations and warranties made in the Credit Agreement, the Merger Agreement, the Initial Agreement and this Agreement shall be true and correct.

                            ARTICLE 4:  DEFINITIONS

     4.1. Certain Terms. The following terms when used in this Agreement (including the preamble and recitals hereof) have the following meanings:

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     (a) "Additional Advances" shall have the meaning set forth in Section
2.1(a).

     (b) "Affiliate", as it relates to any Person, shall mean: (i) any parent, spouse, brother, sister, or natural or adopted lineal descendant or spouse of any such parent, brother, sister, or descendant, of such Person (any such Person hereinafter in this Agreement being referred to as a "Relative") and (ii) any other Person directly or indirectly controlling, controlled by or under common control with such Person.

     (c) "Agreement" means this Agreement and all exhibits, schedules and supplemental addenda hereto, all as may be amended and otherwise modified from time to time hereafter.

     (d)  "Amended Participation Agreement" is defined in the Recitals hereto.

     (e)  "Borrower" means SPATIALMETRIX CORPORATION, a Delaware corporation.

     (f)  "Credit Agreement" is defined in the Recitals.

     (g) "Credit Documents" mean the Credit Agreement, as amended, together with every instrument, agreement or document executed by the Borrower in connection therewith.

     (h)  "Funding Hurdles" shall have the meaning set forth in Section 2.1(a).

     (i) "Lender" means FARO TECHNOLOGIES, INC., a Florida corporation, and any successor, assignee, transferee, or pledgee thereof.

     (j) "Merger Agreement" means that certain Agreement and Plan of Merger dated as of September 14, 2001 by and among Borrower, Lender and FARO Acquisition LLC, a wholly-owned subsidiary of Lender.

     (k) "Official Body" means any federal, state, local, or other government (or any political subdivision, agency, authority, bureau, commission, department or instrumentality thereof) and any court, tribunal, grand jury or arbitrator, in each instance whether foreign or domestic.

     (l)  "Participation Agreement" is defined in the Recitals hereto.

     (m) "Person" means any natural person, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

     (n)  "Senior Lender" means PNC Bank, National Association

                    ARTICLE 5:  MISCELLANEOUS PROVISIONS

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     5.1. Letters of Intent. The parties agree that the terms and provisions of the Acquisition Letter of Intent and the On-Going Loan Letter of Intent, to the extent enforceable, are merged into the Merger Agreement and this Agreement.

     5.2. Amendments. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Borrower herefrom, shall in any event be effective unless such amendment, waiver or consent is in writing and signed by Lender and Borrower Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which given.

     5.3. Addresses for Notices. Any notice, request, consent, waiver or other communication required or permitted under or in connection with this Agreement will be deemed satisfactorily given if it is in writing and is delivered either personally to the addressee thereof, or by prepaid registered or certified U.S. mail (return receipt requested), or by a nationally recognized commercial courier service with next-day delivery charges prepaid, or by telegraph, or by facsimile (voice confirmed), or by any other reasonable means of personal delivery to the party entitled thereto at its respective address set forth below its signature to this Agreement. If Borrower fails to insert an address below, then such failure shall constitute a designation of its last known address as the address for all notices, including notices of default and sale. Any party to this Agreement may change its address or facsimile number for notice purposes by giving notice thereof to the other parties hereto in accordance with this Section, provided that such change shall not be effective until 2 calendar days after notice of such change. All such notices and other communications will be deemed given and effective (a) if by mail, then upon actual receipt or 5 calendar days after mailing as provided above (whichever is earlier), or (b) if by facsimile, then upon successful transmittal to such party's designated number, or (c) if by telegraph, then upon actual receipt or 2 Business Days after delivery to the telegraph company (whichever is earlier), or (d) if by nationally recognized commercial courier service, then upon actual receipt or 2 Business Days after delivery to the courier service (whichever is earlier), or
(e) if otherwise delivered, then upon actual receipt.


     5.4. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If any provision of this Agreement shall be prohibited by or invalid under such law, then such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     5.5. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania

     5.6. Entire Agreement. This Agreement and the Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements (written or oral) with respect thereto.

     5.7. Waiver of Notice; Waiver of Bond. Borrower waives the posting of any bond otherwise required of Lender in connection with any judicial process or proceeding to enforce any judgment or other court order entered in favor of Lender, or to enforce by specific

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performance, temporary restraining order or preliminary or permanent injunction this Agreement.

     5.8. Forum Selection and Consent to Jurisdiction. Any litigation in any way related to this Agreement, or any course of conduct, course of dealing, statements (whether verbal or written), actions or inactions of Lender or Borrower will be brought and maintained exclusively in the courts of the Commonwealth of Pennsylvania of the United States District Court for the Eastern District of Pennsylvania. Borrower and Lender hereby expressly and irrevocably submit to the jurisdiction of the courts of the Commonwealth of Pennsylvania or the United States District Court for the Eastern District of Pennsylvania for the purpose of any such litigation as set forth above and irrevocably agree to be bound by any final and non-appealable judgment rendered thereby in connection with such litigation. Borrower and Lender further irrevocably consents to the service of process by registered or certified mail, postage prepaid, or by personal service within or outside the Commonwealth of Pennsylvania. Borrower and Lender hereby expressly and irrevocably waive (to the fullest extent permitted by law) any objection which they may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in an inconvenient forum.

     5.9. Waiver of Jury Trial. Lender and Borrower each hereby knowingly, voluntarily and intentionally waives any rights it may have to a trial by jury in respect of any litigation (whether as claim, counter-claim, affirmative defense or otherwise) in any way related to this Agreement or any Credit Documents, or any course of conduct, course of dealing, statements (whether verbal or written), actions or inactions of Lender or Borrower. Borrower acknowledges and agrees (a) that it has received full and sufficient consideration for this provision (and each other provision of each of this Agreement and the Credit Document to which it is a party), and (b) that it has been advised by legal counsel in connection herewith, and (c) that this provision is a material inducement for Lender entering into this Agreement.

     5.10. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document. Each counterpart will be deemed to be an original, but all counterparts together will constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as an instrument under seal (whether or not any such seals are physically attached hereto), through their duly authorized officers, as of the date first written above.

ATTEST:                                SPATIALMETRIX CORPORATION
                                       (Borrower)

By:                                    By:
   ------------------------------         -----------------------------------
Name:                                  Name:  Andrew Thomson
Title:                                 Title: President

[CORPORATE SEAL]                       Address:  222 Gale Lane
                                                 Kennett Square, PA 19348
                                                 Facsimile No: (610) 444-2323
                                                 Attn:  Andrew Thomson


                                       FARO TECHNOLOGIES, INC.
                                       (Lender)

                                       By:______________________________
                                       Name:  Simon Raab
                                       Title:  President

                                       Address:  125 Technology Park Drive
                                                 Lake Mary, Florida  32746
                                                 Facsimile No:  (407) 333-4181
                                                 Attn:  Simon Raab

                                  Schedule 1.1

                 Confirmation of Representations and Warranties


                                      NONE




                                       2
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                                  Schedule 1.2

                                  No Defaults


     The Borrower is in default under the Credit Agreement. All of the defaults of the Borrower under the Credit Agreement are set forth in Section 5 of the Sixth Amendment to Loan Documents, executed by the Borrower contemporaneously herewith.

                                  Schedule 2.2

                                Funding Hurdles


 1.  Receive Alpha Structural Components*
 2.  Order Alpha/Beta Cover Castings*
 3.  Complete Alpha Mechanical Assembly*
 4.  Complete Alpha Testing*
 5.  Order Structural Castings*
 6.  Receive Beta Structural Castings*
 7.  Receive Alpha/Beta Cast Covers*
 8.  Complete Assembly & In-House Testing of Beta Machines
 9.  Complete Beta Test in the Field
10.  Release Production Circuit Boards*
11.  Release Miscellaneous Mechanical Components*
12.  Release Optical Parts*
13.  Release Packaging*
14.  Complete Production Procedures
15.  Complete Production Tooling and Fixtures
16.  Complete Test Procedures
17.  Complete Test Fixtures*
18.  Receive Circuit Boards
19.  Receive Mechanical Components
20.  Receive Optical Parts
21.  Receive Packaging
22.  Receive Firmware
23.  Release Software
24.  Launch Keystone Production
25.  Complete Delivery Ready Status

*Items marked with an asterisk are represented by the Borrower by its letter to Simon Raab dated October 15, 2001 to be completed.

  For greater certainty, Complete Delivery Ready Status means successful completion of all the items below:

      . Stock of 20 units including all parts with supply lead time greater than thirty (30) days,

      . Completed assembly of 3 units the foregoing inventory of parts, that meets delivery specifications,

      .   Tested and confirmed 50 man-hours or less of assembly labor,

      . Bill of Materials costed with supporting Quantity of 100 quotes and purchased stock invoices, and

      . Targeted Cost range either ADM or IFM option confirmed to be in the range of $25,000 to $28,000 or lower, including manufacturing labor. Current targets for the components are:

          .   Tracker Head and Master Control Unit                 $17,000

          .   ADM Components                                       $ 5,000

          .   IFN Components                                       $ 7,000